Exhibit No. 10.2
Form 8-K
Buyers United, Inc.
File No. 0-26917

                             REIMBURSEMENT AGREEMENT

     THIS REIMBURSEMENT AGREEMENT is entered into this 30th day of April 2003 by and between

                  Buyers United Inc., a Delaware corporation ("Buyers")

                  And

                  Counsel Corporation, an Ontario corporation
                  Counsel Communications LLC, (formerly known as Counsel
                    Springwell Communications LLC) a Delaware limited liability company
                  I-Link Incorporated, a Florida corporation
                  I-Link Communications, Inc., a Utah corporation
                  (collectively the "Counsel Group")

                                 R E C I T A L S

     WHEREAS, pursuant to a Securities Purchase Agreement dated as of March 1, 2001, Counsel Communications LLC purportedly purchased from Winter Harbor, LLC, a Delaware limited liability company, all the equity securities of I-Link Incorporated ("I-Link") owned by Winter Harbor, LLC, and all the debt securities pursuant to which Winter Harbor, LLC, had advanced certain funds to I-Link (the "Advances");

     WHEREAS, in connection with the Advances, I-Link and I-Link Communications, Inc., a wholly-owned subsidiary of I-Link ("ILC") had granted Winter Harbor, LLC, a security interest in certain of their respective assets, and Winter Harbor, LLC, filed UCC-1 Financing Statements related to the grant of such security interests;

     WHEREAS, Buyers, I-Link and ILC entered into an Asset Purchase Agreement dated December 6, 2002 (the "Asset Purchase Agreement"), pursuant to which Buyers agreed to purchase certain assets of I-Link and ILC (the "Acquired Assets");

     WHEREAS, the members of the Counsel Group are affiliated entities by virtue of direct or indirect common ownership, and direct and indirect subsidiary corporate relationships, and each member of the Counsel Group will benefit directly or indirectly from the transactions contemplated by the Asset Purchase Agreement;

     WHEREAS, the obligation of Buyers to consummate the transactions contemplated by the Asset Purchase Agreement is subject to the condition, among others, that the Sellers deliver to Cohne, Rappaport & Segal, P.C., counsel to Buyers, executed releases and waivers from Winter Harbor, LLC of all rights and Encumbrances (as that term is defined in the Asset Purchase Agreement) in and to

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the Acquired Assets and duly executed UCC  termination  statements (the "Closing
Condition");

     WHEREAS, Buyers has agreed to waive the Closing Condition if the Counsel Group agrees to fully reimburse and hold Buyers harmless from any loss that Buyers might incur as a result of any assertion by Winter Harbor, LLC, First Media, L.P., any of their respective successors or assigns, or any of their respective affiliates (collectively "Winter Harbor") that it or they hold any rights in, or a valid and continuing Encumbrance over, any of the Acquired Assets, including any proceeds or replacements thereof (as those terms are defined in the Uniform Commercial Code);

     NOW,   THEREFORE,   in  consideration  of  the  foregoing  and  the  mutual
representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:

1.   Reimbursement.

     (a) In the event:

          (i) Winter Harbor makes a demand on Buyers that it deliver possession or assemble for delivery or sale any of the Acquired Assets or proceeds or replacements thereof or institutes any litigation or other proceeding to take possession of or sell any of the Acquired Assets or proceeds or replacements thereof under any security or other agreement or under the Uniform Commercial Code of any jurisdiction ("Proceedings"), or

          (ii) Winter Harbor makes a demand on any member or affiliate of the Counsel Group that it deliver possession or assemble for delivery or sale any of the Acquired Assets or proceeds or replacements thereof or institutes any Proceedings;

then Buyers shall give written notice to Counsel Corporation, an Ontario corporation (the "Counsel Group Representative") at its address set forth on the signature page to this Agreement of an event described in paragraph 1(a)(i) within three days (provided that the omission so to notify the Counsel Group will not relieve any member thereof from any obligation or liability which it may have hereunder unless the Counsel Group is materially prejudiced by such omission), and the Counsel Group Representative shall give written notice to Buyers at its address set forth on the signature page to this Agreement of an event described in paragraph 1(a)(ii) within three days.

     (b) Upon the  occurrence of any event  described in  paragraphs  1(a)(i) or
(ii), the Counsel Group will be entitled to participate in any Proceedings, and to the extent that it may elect by written notice delivered to Buyers, to assume the defense thereof, with counsel reasonably satisfactory to Buyers; provided that if the defendants in any such Proceedings include both Buyers and any member of the Counsel Group and Buyers shall have concluded that there may be legal defenses available to it which are different from or additional to those available to the Counsel Group, Buyers shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such Proceedings on behalf of Buyers. Upon receipt of notice from the Counsel Group to Buyers of its election so to assume the defense of such Proceedings and approval by Buyers of counsel, the Counsel Group will not be

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liable to Buyers for expenses  incurred by Buyers in connection with the defense thereof (other than reasonable costs of investigation) unless (i) Buyers shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the Counsel Group shall not be liable for the expenses of more than one separate counsel, approved by the Counsel Group representing Buyers), (ii) the Counsel Group shall not have employed counsel reasonable satisfactory to Buyers to represent Buyers within a reasonable time after notice of commencement of the Proceedings or (iii) the Counsel Group has authorized in writing the employment of counsel for Buyers; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). The Counsel Group may settle any such Proceedings without the consent of Buyers, except that the Counsel Group shall not enter into any settlement of the Proceedings that contemplates delivery, sale, or foreclosure of any of the Acquired Assets or otherwise continues or results in any Encumbrance on the Acquired Assets without the prior written consent of Buyers. In the event any process or order is issued by a court with jurisdiction over the Proceedings after the Counsel Group has received notice of and had the opportunity to defend such Proceedings as provided herein that has the effect of requiring Buyers to assemble and deliver any of the Acquired Assets to any third person, Buyers may, at its sole election, proceed at once to comply with any such process or order and/or proceed at once to replace any or all of such property.

     (c) Upon the  occurrence of any event  described in  paragraphs  1(a)(i) or
(ii), Buyers may make demands from time to time to the Counsel Group by written notice to the Counsel Group Representative for reimbursement of all costs (including costs of replacement), disbursements, diminution in value resulting from interruption of business, lost profits, attorney fees and litigation costs, and other expenses resulting from any of the events described in paragraphs 1(a)(i) or (ii) and/or delivery or replacement of any of the Acquired Assets, including any proceeds or replacements thereof, or any failure of the Counsel Group to indemnify Buyers under tis Agreement (a "Payment Notice"). Upon receipt of a Payment Notice from Buyers, each of the members of the Counsel Group shall immediately reimburse Buyers for all such costs, losses, and expenses listed in the Payment Notice. The reimbursement obligations of the member of the Counsel Group under this Agreement are joint and several and are in addition to any liability that the Sellers (as defined in the Asset Purchase Agreement) may otherwise have under the Asset Purchase Agreement to an Indemnified Person (as defined in the Asset Purchase Agreement). The reimbursement obligations of the Counsel Group under this Agreement shall be binding upon and inure to the benefit of any successors or assigns of the Counsel Group and Buyers.

2.   Payment/ Enforcement.

     (a) The Parties hereto are executing and delivering an escrow agreement in the form attached hereto as Exhibit A and incorporated herein by this reference ("Escrow Agreement"). The Escrow Agreement and certificates representing shares of the Series B Convertible Preferred Stock of Buyers issued in the name of I-Link Incorporated, duly endorsed for transfer or with executed stock powers attached, that represent $400,000 in liquidation value of the Series B Convertible Preferred Stock (the "Escrow Shares") are being delivered to the escrow agent named in the Escrow Agreement, which will be held and distributed as provided in the Escrow Agreement. In the event Buyers sends one or more Payments Notices to the Counsel Group pursuant to Section 1, above, a copy will

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be sent to the escrow agent and within three days following receipt of a Payment
Notice the escrow agent will deliver to Buyers that number of the Escrow Shares that, based on an initial valuation of $400,000 for all shares, is equivalent to the dollar amount to be reimbursed stated in the Payment Notice and upon delivery of such shares to Buyers the Counsel Group shall be deemed to have reimbursed Buyers for the amount stated in the Payment Notice in accordance with this Agreement.

     (b) In the event the aggregate dollar amount of all Payment Notices given by Buyers to the Counsel Group exceed the $400,000 value of the Escrow Shares delivered to Buyers hereunder and under the Escrow Agreement, the Counsel Group shall make payment, in cash, of all excess amounts within five days following the date the Payment Notice or Notices are given to the Counsel Group. If such payments are not made within such five day period, Buyers may, at its election, proceed directly against any one or more members of the Counsel Group to recover the full amount of any payment or reimbursement due under this Agreement and each member of the Counsel Group waives: (i) any right to require Buyers to proceed against any other member of the Counsel Group for reimbursement or contribution under this Agreement, the Asset Purchase Agreement, or otherwise; and (ii) any claim in mitigation or reduction of any member of the Counsel Group's reimbursement obligation hereunder that Sellers are liable for indemnity or contribution under the Asset Purchase Agreement or otherwise. A separate action or actions may be brought and prosecuted against any member of the Counsel Group for reimbursement hereunder whether or not action is brought against any other member of the Counsel Group and whether or not any other member of the Counsel Group be joined in any such action or actions. Buyers shall be entitled to recover from the Counsel Group members, jointly or severally, all attorney's fees and costs of enforcing this Agreement and collecting any judgment rendered hereon.

     (c) Each member of the Counsel Group hereby irrevocably submits to and accepts for itself and its properties, generally and unconditionally, the jurisdiction of and service of process pursuant to the laws of the state of Utah and the rules of its courts, waives any defense of forum non conveniens and agrees to be bound by any judgment rendered thereby arising under or out of in respect of or in connection with this Agreement. Each party hereto irrevocably designates and appoints the individual identified on the signature page to this Agreement to receive as its agent on its behalf service of all process in any claim or action brought under this Agreement, such service being hereby acknowledged to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to the Counsel Group Representative at its address set forth on the signature page to this Agreement; provided that, unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of the service of such process. If any agent so appointed refuses to accept service, the designating party hereby agrees that service of process sufficient for personal jurisdiction in any action against it in the applicable jurisdiction may be made by registered or certified mail, return receipt requested, sent to its address set forth on the signature page to this Agreement. Each party hereby acknowledges that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any party to bring any action against any other party in any other jurisdiction, except to the extent expressly otherwise provided in this
Section 2.

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     (d) The  terms  of this  Agreement  shall  not be  deemed  to  preclude  or otherwise limit in any way the exercise of any other rights or pursuit of other remedies that Buyers may have under this Agreement or otherwise. If any event described in paragraph 1(a)(i) and (ii) has occurred and is pending or unresolved at the time any payment is due from Buyers to any member of the Counsel Group with respect to the Escrow Shares, Buyers shall have the right (in addition to other rights and remedies whether under this Agreement or applicable law) to withhold such payment until the matter is resolved and Buyers determines in its sole discretion that no further Payment Notices will be given by it under this Agreement. The aggregate dollar amount of any Payment Notices in excess of the $400,000 of Escrow Shares returned to Buyers for cancellation under this Agreement may be offset against the retained payments and the remainder, if any, shall be delivered to the Counsel Group.

3.   Waiver of Closing Condition. Buyers hereby waives the Closing Condition.

4. Entire Agreement; Amendments and Waivers. This Agreement, including the exhibit hereto, represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed only by written instrument signed by the parties hereto. Except to the extent expressly set forth herein, the Asset Purchase Agreement shall continue in full force and effect.

5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah applicable to contracts made and performed in such state and without regard to conflicts of law doctrines.

6. Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

7. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. No assignment of this Agreement or of any obligations hereunder may be made by any member of the Counsel Group (by operation of law or otherwise) without the prior written consent of Buyers, and any attempted assignment without the required consent shall be void.

8. Notice. Any notice required or permitted under this Agreement, including a Payment Notice, shall be in writing and shall be deemed given: (a) on the date delivered in person; (b) on the date transmitted by telex, telefax or telecommunications mechanism, provided that any notice so given is also mailed as provided in clause (d); (c) the business day following the date deposited with a courier service that guarantees next day delivery, or (d) three days following the date sent by registered or certified mail, return receipt requested (postage prepaid). Any notice to Buyers shall be sufficiently given if sent to it at its address or fax number set forth on the signature page to this Agreement, and any notice to one or more members of the Counsel Group, including

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a Payment  Notice,  shall be  sufficiently  given if sent to the  Counsel  Group
Representative at its address or fax number set forth on the signature page to this Agreement.

9. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF,  the parties hereto have executed,  or have caused this
Indemnification   Agreement  to  be  executed  by  their  respective  authorized representatives, as of the date first written above.


BUYERS UNITED INC.
                                    Address:
                                                     14870 Pony Express Road
By: /s/ Paul Jarman                                  Bluffdale, Utah 84065
Name: Paul Jarman                                    Fax No. 801 576-5022
Title: President                                     Designated person:
                                                     Paul Jarman, President

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THE COUNSEL GROUP

COUNSEL CORPORATION, an Ontario corporation
                                        Address:
                                        Exchange Tower, Suite 1300
By: /s/ Stephen Weintraub               130 King St. W, Toronto, Ontario M5X 1E3
Name: Stephen Weintraub                 Fax No. 416-866-3061
Title: Senior VP & Secretary            Designated person:
                                        Allan Silber, Chairman & CEO

COUNSEL COMMUNICATIONS LLC
  a Delaware limited liability company
                                        Address:
                                        One Landmark Square, Suite 315
By: /s/ Stephen Weintraub               Stamford, Connecticut 06901
Name: Stephen Weintraub                 Designated person:
Title: Senior VP & Secretary            Allan Silber, Chairman & CEO

I-LINK INCORPORATED, a Florida corporation
                                        Address:
                                        9775 Business Park Avenue
By: /s/ Stephen Weintraub               San Diego, California 92131
Name: Stephen Weintraub                 Designated person:
Title: Senior VP & Secretary            Allan Silber, Chairman & CEO

I-LINK COMMUNICATIONS, INC., a Utah corporation
                                        Address:
                                        9775 Business Park Avenue
By: /s/ Stephen Weintraub               San Diego, California 92131
Name: Stephen Weintraub                 Designated person:
Title: Senior VP & Secretary            Allan Silber, Chairman & CEO

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                                                                       Exhibit A
                                ESCROW AGREEMENT

     ESCROW AGREEMENT ("Agreement") dated as of April 30, 2003, by and between:

                  Buyers United Inc., a Delaware corporation ("Buyers")

                  And

                  Counsel Corporation, an Ontario corporation
                  Counsel Communications LLC, (formerly known as Counsel
                    Springwell Communications LLC) a Delaware limited liability company
                  I-Link Incorporated, a Florida corporation
                  I-Link Communications, Inc., a Utah corporation
                  (collectively the "Counsel Group");

                  And

                  Scott B. Mitchell, attorney at law (the "Escrow Agent").

                                    Recitals


     WHEREAS, Buyers and the members of the Counsel Group have entered into the Reimbursement Agreement dated April 30, 2003 ("Reimbursement Agreement"); all capitalized terms used in this Agreement shall have the same meaning ascribed to such terms in the Reimbursement Agreement;

     WHEREAS, paragraph 2(a) of the Reimbursement Agreement provides that the Counsel Group will deposit in escrow certificates representing shares of the Series B Convertible Preferred Stock of Buyers issued in the name of I-Link Incorporated, duly endorsed for transfer or with executed stock powers attached, that represent $400,000 in liquidation value of the Series B Convertible Preferred Stock, that may be applied to reimburse Buyers as provided in the Reimbursement Agreement; and

     WHEREAS, Escrow Agent is willing to act as an escrow agent in respect of 40,000 shares of the Series B Convertible Preferred Stock of Buyers ("Escrow Shares") upon the terms and conditions set forth herein;

                                    Agreement


     NOW, THEREFORE, for good and valuable considerations, the receipt and adequacy of which are hereby acknowledged by each of the parties hereto, the parties hereto hereby agree as follows:

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1.   Appointment of Escrow Agent. Buyers  and the  Counsel Group  hereby appoint the Escrow Agent as escrow agent in accordance with the terms and conditions set forth herein, and the Escrow Agent hereby accepts such appointment.

2. Delivery of Escrow Shares. Concurrently with the execution and delivery of this Agreement to the Escrow Agent, the Counsel Group is delivering to the Escrow Agent a certificate or certificates representing the Escrow Shares together with five duly executed irrevocable stock powers.

3.   Release of Escrow Shares and Termination of Escrow.

     (a) The Escrow Shares (or such part thereof that may be remaining in escrow after reimbursement of Buyers as provided in the Reimbursement Agreement) shall be distributed by the Escrow Agent to the Counsel Group on September 30, 2007; provided, however, that no such distribution shall be made on that date if the Escrow Agent has received on or before the date of distribution written notice that Buyers intends to deliver to the Escrow Agent on or before December 31, 2007, one or more Payment Notices pursuant to the Reimbursement Agreement, and if no such Payment Notices are given by Buyers to the Escrow Agent by December 31, 2007, the Escrow Agent shall immediately distribute to the Counsel Group the Escrow Shares (or such part thereof that may be remaining in escrow after reimbursement of Buyers as provided in the Reimbursement Agreement).

     (b) In the event any one or more members of the Counsel Group or their affiliates (as that term is defined in Rule 12b-2 adopted under the Securities Exchange Act of 1934) purchases for its or their respective accounts from Buyers authorized and unissued shares of Series B Convertible Preferred Stock at an aggregate purchase price of $250,000, then Buyers will promptly give written notice thereof to the Escrow Agent, who will then release to the Counsel Group 25,000 of the Escrow Shares, or the total number of the Escrow Shares then in Escrow if less than 25,000.

     (c) In the event the Counsel Group delivers to Cohne, Rappaport & Segal, P.C., counsel to Buyers, (i) executed releases and waivers from Winter Harbor of all rights and Encumbrances in and to the Acquired Assets or such other evidence satisfactory to Buyers that the Encumbrances of Winter Harbor no longer encumber the Acquired Assets, and (ii) UCC termination statements that may be properly filed and are valid under applicable law to terminate the Winter Harbor UCC financing statements in each jurisdiction where such financing statements are on file, then Buyers will promptly give written notice thereof to the Escrow Agent, who will then release all of the Escrow Shares remaining in escrow to the Counsel Group; provided, however, that no such distribution shall be made on that date if the Escrow Agent has received on or before the date of distribution written notice that Buyers intends to deliver to the Escrow Agent one or more Payment Notices pursuant to the Reimbursement Agreement, and if no such Payment Notices are given by Buyers to the Escrow Agent within 30 days following the distribution date, the Escrow Agent shall immediately distribute to the Counsel Group the Escrow Shares (or such part thereof that may be remaining in escrow after reimbursement of Buyers as provided in the Reimbursement Agreement).

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     (d) Upon  distribution  of all of the  Escrow  Shares,  either to Buyers in accordance with the Reimbursement Agreement or to the Counsel Group as provided above, this Agreement will terminate.

4. Claim and Payment Procedure. In the event Buyers sends a Payment Notice to the Counsel Group under the Reimbursement Agreement, it will forward the same Payment Notice to the Escrow Agent. Within three days following receipt of a Payment Notice by the Escrow Agent, it will deliver to Buyers for cancellation certificate(s) (with stock power attached) representing that number of Escrow Shares (based on a value of $10.00 per share and rounded to the nearest whole share) equal to the payment amount stated in the Payment Notice.

5.   Limitation of Responsibility and Liability of the Escrow Agent.  The Escrow
Agent:

     (a) Shall be authorized to rely upon all written instructions and/or communications of the Parties that appear to be valid on their face;

     (b) Shall have no implied obligations or responsibilities hereunder, nor shall it have any obligation or responsibility to collect funds or seek the deposit of money or property;

     (c) Acts hereunder as a depository only, and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness, or validity of any instrument deposited with it, or with respect to the form or execution of the same, or the identity, authority, or rights of any person executing or depositing the same; and

     (d) Shall be entitled to comply with any final award in arbitration or final order, judgment or decree of a court of competent jurisdiction, and/or with the consistent written instructions from the Parties.

6. Costs and Expenses. The fee of the Escrow Agent is $1,500, which shall be paid entirely by the Counsel Group. The fee agreed on for services rendered hereunder is intended as full compensation for the Escrow Agent's services as contemplated by this Agreement; however, in the event that the conditions of this Agreement are not fulfilled, the Escrow Agent renders any material service not contemplated by this Agreement, there is any assignment of interest in the subject matter of this Agreement, there is any material modification hereof, any material controversy arises hereunder, or the Escrow Agent is made a party to or justifiably intervenes in any litigation pertaining to this Agreement or the subject matter hereof, the Escrow Agent shall be reasonably compensated for such extraordinary expenses, including reasonable attorneys' fees, occasioned by any delay, controversy, litigation, or event and the same may be recoverable one-half from Buyers and one-half from the Counsel Group.

7. Notices. Any notice required or permitted under this Agreement, including a Payment Notice, shall be in writing and shall be deemed given: (a) on the date delivered in person; (b) on the date transmitted by telex, telefax or telecommunications mechanism, provided that any notice so given is also mailed as provided in clause (d); (c) the business day following the date deposited with a courier service that guarantees next day delivery, or (d) three days

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following  the  date  sent by  registered  or  certified  mail,  return  receipt requested (postage prepaid). Any notice to Buyers shall be sufficiently given if sent to it at its address or fax number set forth on the signature page to this Agreement, any notice to the Escrow Agent shall be sufficiently given if sent to it at its address or fax number set forth on the signature page to this Agreement, and any notice to one or more members of the Counsel Group, including a Payment Notice, shall be sufficiently given if sent to the Counsel Group Representative at its address or fax number set forth on the signature page to this Agreement.

8. Resignation by Escrow Agent. Upon 30 days' prior written notice to the Parties delivered or sent as required above, the Escrow Agent shall have the right to resign as escrow agent hereunder and to thereby terminate its duties and responsibilities hereunder, and shall thereupon be released from these instructions. Upon resignation by the Escrow Agent, the Escrow Agent shall provide the Parties with sufficient information concerning the status of the Escrow to enable the parties to provide the same to a successor escrow agent.

9. Termination of Escrow Agreement. The Escrow Agent's responsibilities thereunder shall terminate at such time as all property held in Escrow shall have been fully disbursed pursuant to the terms hereof, or upon earlier termination of this escrow arrangement pursuant to written instructions executed by all. Such written notice of earlier termination shall include instruction to the Escrow Agent for the distribution of the Escrow Shares.

10. Entire Agreement. This Agreement contains the entire understanding by and among the parties hereto; there are no promises, agreements, understandings, representations or warranties, other than as herein set forth. No change or modification of this Agreement shall be valid or effective unless the same is in writing and is signed by all of the parties hereto.

11. Applicable Law, Successors and Assigns. This Agreement shall be governed in all respects by the laws of the state of Utah, and shall be binding upon and shall inure to the benefit of the parties hereto, and their respective heirs, executors, administrators, legal representatives, successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective in all respects as of the date and year first hereinabove written.

BUYERS UNITED INC.
                                            Address:
                                            14870 Pony Express Road
By: _________________________________       Bluffdale, Utah 84065
Name: Paul Jarman                           Fax No. 801 576-5022
Title: President                            Designated person:
                                            Paul Jarman, President

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


THE COUNSEL GROUP

COUNSEL CORPORATION, an Ontario corporation
                                            Address:
                                            ______________________________
By: _________________________________       ______________________________
Name: _______________________________       Fax No. ______________________
Title: ______________________________       Designated person:
                                            ______________________________

COUNSEL COMMUNICATIONS LLC
  a Delaware limited liability company
                                            Address:
                                            ______________________________
By: _________________________________       ______________________________
Name: _______________________________       Designated person:
Title: ______________________________       ______________________________

I-LINK INCORPORATED, a Florida corporation
                                            Address:
                                            ______________________________
By: _________________________________       ______________________________
Name: _______________________________       Designated person:
Title: ______________________________       ______________________________

I-LINK COMMUNICATIONS, INC., a Utah corporation
                                            Address:
                                            ______________________________
By: _________________________________       ______________________________
Name: _______________________________       Designated person:
Title: ______________________________       ______________________________

THE ESCROW AGENT


_____________________________________
Scott B. Mitchell

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